                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 14, 2002
                                                  (August 14,2002)

                                NTL INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-30673                   13-4105887
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

                 110 East 59th Street, New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including area code: (212) 906-8440


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------
Exhibit 99.1      Statement Under Oath of Principal Executive Officer dated
                  August 14, 2002

Exhibit 99.2      Statement Under Oath of Principal Financial Officer dated
                  August 14, 2002

ITEM 9. REGULATION FD DISCLOSURE

            On August 14, 2002, each of Barclay Knapp, Chief Executive Officer of NTL Incorporated (NTL Incorporated's principal executive officer), and John
F. Gregg, Chief Financial Officer of NTL Incorporated (NTL Incorporated's principal financial officer), submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. Copies of the statements are attached hereto as exhibits 99.1 and 99.2, respectively.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NTL INCORPORATED
                                       (Registrant)


                                       By: /s/ Richard J. Lubasch
                                          ------------------------------------
                                          Name:  Richard J. Lubasch
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary

Dated: August 14, 2002

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
Exhibit 99.1     Statement Under Oath of Principal Executive Officer dated
                 August 14, 2002

Exhibit 99.2     Statement Under Oath of Principal Financial Officer dated
                 August 14, 2002


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